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                                                                    EXHIBIT 10.6

                                                                      (Pinedale)

                       SECOND AMENDMENT TO LOAN AGREEMENT

          This Second Amendment to Loan Agreement is effective as of July 1, 2006, by and between DIVERSICARE PINEDALE, LLC, a Delaware limited liability company (together with its successors and assigns, the "Borrower"), and CAPMARK FINANCE INC., a California corporation, formerly known as GMAC Commercial Mortgage Corporation, a California corporation (together with its successors and assigns, the "Lender").

                                    RECITALS:

          A. Borrower and the Lender entered that certain Loan Agreement dated March 29, 2001, as amended by that certain First Amendment to Loan Agreement dated April 1, 2006 (the "Agreement"). Unless otherwise defined in this Second Amendment, capitalized terms shall have the meaning given to them in the Agreement.

          B. The Borrower and the Lender desire to amend the Agreement and have agreed to execute this Second Amendment to evidence such modification.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the above Recitals, the Borrower and the Lender hereby amend the Agreement as follows:

          1. Paragraph 1.1, "Maturity Date" is hereby amended by changing the date to "September 1, 2006".

          Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

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          IN WITNESS WHEREOF, the Borrower and the Lender have caused this
Second Amendment to be properly executed by their respective duly authorized officers as of the date first above written.

                                        DIVERSICARE PINEDALE, LLC, a Delaware
                                        limited liability company

                                        By: Diversicare Leasing Corp., a
                                            Tennessee corporation

                                        Its: Sole Member


                                        By: /s/ Glynn Riddle
                                            ------------------------------------
                                            Glynn Riddle,
                                            Chief Financial Officer


                                        CAPMARK FINANCE INC., a California
                                        corporation, formerly known as GMAC
                                        Commercial Mortgage Corporation, a
                                        California corporation


                                        By /s/ Laura Y. McDonald
                                           -------------------------------------
                                        Its: Senior Vice President


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